UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2019
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1261 Liberty Way, Suite C
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Effective November 19, 2019, Exagen Inc. (the “Company”), entered into the First Amendment to Loan and Security Agreement with Innovatus Life Sciences Lending I, LP and the other lenders party thereto (the “Loan Amendment”), which amended the Company’s term loan agreement, dated as of September 7, 2017 (the “Original Loan Agreement”).
The Loan Amendment amends the Original Loan Agreement by, among other things, (i) decreasing the interest rate on all borrowings to 8.5%, of which 2.0% is paid in-kind and capitalized to the principal amount of the outstanding term loan on a monthly basis until December 2022; after which interest accrues at an annual rate of 8.5%; (ii) extending the interest-only period to December 2022 and the maturity date to November 19, 2024; (iii) revising the prepayment terms to (x) restrict prepayments for the initial year following the date of the Loan Amendment and (y) setting the prepayment premium at 3% of the principal amount of any term loans prepaid prior to November 19, 2020, with such prepayment premium decreasing by 1% during each subsequent twelve-month period after November 19, 2020; and (iv) replacing the interest-only milestones with a financial covenant requiring that the Company achieve a specified level of revenue, as measured quarterly on a rolling twelve-month basis, and commencing with the quarter ending December 31, 2019, subject to exceptions based on achievement of performance milestones and the ability to cure any default thereof with the issuance of equity securities or subordinated indebtedness.
The foregoing is a summary description of certain terms contained in the Loan Amendment and does not purport to be complete, and it is qualified in its entirety by reference to: (i) the copy of the Original Loan Agreement, filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.32 to the Company's Registration Statement on Form S-1 on August 23, 2019, (ii) the terms and conditions of the Loan Amendment, which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ending December 31, 2019.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
Press Release
On November 21, 2019, the Company issued a press release announcing the entry into the Loan Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 21, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: November 21, 2019	By:	/s/ Fortunato Ron Rocca
Fortunato Ron Rocca
President and Chief Executive Officer